                                                                  EXHIBIT 99.B11


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our reports on the Kemper Target Equity Fund-Kemper Retirement Fund Series I, II, III, IV, and V, Kemper Target Equity Fund-Kemper Retirement Fund Series VI and Kemper Target Equity Fund-Kemper Worldwide 2004 Fund dated August 16, 1996 in the Registration Statement (Form N-1A) of Kemper Target Equity Fund and their incorporation by reference in the related Prospectuses and Statements of Additional Information of Kemper Retirement Fund Series VI and Kemper Worldwide 2004 Fund, respectively, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 22 to the Registration Statement under the Securities Act of 1933 (Registration No. 33-30876) and this Amendment No. 24 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-5896).



                                                              Ernst & Young
                                                              ERNST & YOUNG LLP



Chicago, Illinois
October 8, 1996

                         REPORT OF INDEPENDENT AUDITOR



The Board of Trustees and Shareholders
Kemper Target Equity Fund--
Kemper Retirement Fund Series I, II, III, IV and V



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kemper Target Equity Fund-Kemper Retirement Fund Series I, II, III, IV and V as of June 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund-Kemper Retirement Fund Series I, II, III, IV and V at June 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.



                                                            Ernst & Young LLP
                                                            ERNST & YOUNG LLP




Chicago, Illinois
August 16, 1996

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
Kemper Target Equity Fund--
Kemper Retirement Fund Series VI


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund-Kemper Retirement Fund Series VI as of June 30, 1996, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period from May 1, 1995 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund-Kemper Retirement Fund Series VI at June 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.



                                                            Ernst & Young LLP
                                                            ERNST & YOUNG LLP




Chicago, Illinois
August 16, 1996

                         REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders
Kemper Target Equity Fund--
Kemper Worldwide 2004 Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Target Equity Fund-Kemper Worldwide 2004 Fund as of June 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Target Equity Fund-Kemper Worldwide 2004 Fund at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.




                                                           Ernst & Young LLP
                                                           ERNST & YOUNG LLP



Chicago, Illinois
August 16, 1996